Kensington Defender Fund
(Consolidated) Schedule of Investments
September 30, 2025 (Unaudited)

EXCHANGE TRADED FUNDS - 76.9%		Shares	Value
abrdn Physical Gold Shares ETF (c)(i)		170,684	$6,282,878
Franklin FTSE Japan ETF (a)		166,439	5,752,132
Invesco QQQ Trust Series 1		9,857	5,917,847
iShares 7-10 Year Treasury Bond ETF (a)		83,454	8,049,973
SPDR Portfolio Emerging Markets ETF (a)		126,629	5,927,503
Vanguard FTSE Europe ETF (a)		71,622	5,715,435
Vanguard S&P 500 ETF (a)		36,539	22,375,753
TOTAL EXCHANGE TRADED FUNDS (Cost $53,428,369)			60,021,521

PRIVATE FUND - 7.4%		Shares	Value
Galaxy Plus Fund SPC – Cane Kensington Opportunity Offshore Feeder Fund (546) Segregated Portfolio (c)(i)(j)		6,033	5,754,135
TOTAL PRIVATE FUND (Cost $6,034,267)			5,754,135

PURCHASED OPTIONS - 0.8%(c)	Notional Amount	Contracts	Value
Put Options - 0.8%			$–
S&P 500 Index (d)(e)(f)
Expiration: 10/14/2025; Exercise Price: $6,550.00	$37,335,000	57	133,665
Expiration: 10/15/2025; Exercise Price: $6,550.00	38,645,000	59	160,185
Expiration: 12/19/2025; Exercise Price: $6,000.00	6,000,000	10	44,600
Expiration: 03/20/2026; Exercise Price: $6,000.00	6,000,000	10	104,050
Expiration: 06/18/2026; Exercise Price: $6,000.00	6,000,000	10	153,450
TOTAL PURCHASED OPTIONS (Cost $1,148,874)			595,950

SHORT-TERM INVESTMENTS - 13.0%		Units	Value
INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING – 13.0%
Mount Vernon Liquid Assets Portfolio, LLC, 4.27% (g)		10,153,068	10,153,068
TOTAL INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING (Cost $10,153,068)			10,153,068

TOTAL INVESTMENTS - 98.1% (Cost $70,764,578)			76,524,674
Money Market Deposit Account - 14.5% (h)			11,341,435
Liabilities in Excess of Other Assets - (12.6)%			(9,821,920)
TOTAL NET ASSETS - 100.0%	0.0%	0.0%	$78,044,189
two			–%
Percentages are stated as a percent of net assets.			–%

LLC - Limited Liability Company

(a)	All or a portion of this security is on loan as of September 30, 2025. The fair value of these securities was $9,920,558.
(b)
Fair value of this security exceeds 25% of the Fund’s net assets.  Additional information for this security, including the financial statements, is available from the SEC’s EDGAR database at www.sec.gov.

(c)	Non-income producing security.
(d)	Exchange-traded.
(e)	100 shares per contract.
(f)	Held in connection with written option contracts. See Schedule of Written Options for further information.
(g)	The rate shown represents the 7-day annualized yield as of September 30, 2025.
(h)
The U.S. Bank Money Market Deposit Account (the “MMDA”) is a short-term vehicle in which the Fund holds cash balances. The MMDA will bear interest at a variable rate that is determined based on market conditions and is subject to change daily. The rate as of September 30, 2025 was 3.95%.

(i)	Security is held via the Kensington Defender Offshore Fund.
(j)
Galaxy Plus Fund SPC - Cane Kensington Opportunity Offshore Feeder Fund (546) Segregated Portfolio’s (“Galaxy”) investment objective is to generate diversified investment returns that are uncorrelated with the equity and debt markets by committing its assets to the investment discretion of a select group of experienced sub-managers that pursue various alternative investment strategies. Specifically, Galaxy accesses the sub-manager through an affiliated platform called Galaxy Plus Fund SPC (the “Platform”), which is a series fund for which each series invests in a separate master fund that is managed by a different sub-manager. The Platform identifies submanagers that, in its judgment, are capable of generating attractive investment returns whose correlation to the U.S. equity and fixed income markets is minimal. In implementing their strategies, the sub-managers selected by the platforms will have the discretion to invest and trade in a broad variety of securities and other financial instruments (including derivatives). Galaxy has no unfunded commitments or redemption lock-up period, as the investment offers generally daily redemptions. However, the managers of Galaxy may temporarily suspend redemptions in certain limited circumstances.

Kensington Defender Fund
Schedule of Written Options
September 30, 2025 (Unaudited)

WRITTEN OPTIONS - (0.7)%	Notional Amount	Contracts	Value
Put Options - (0.7)%
S&P 500 Index (a)(b)(c)
Expiration: 10/14/2025; Exercise Price: $6,640.00	$(37,848,000)	(57)	$(237,120)
Expiration: 10/15/2025; Exercise Price: $6,640.00	(39,176,000)	(59)	(272,580)
TOTAL WRITTEN OPTIONS (Premiums received $1,033,768)			$(509,700)

Percentages are stated as a percent of net assets.

(a)	Exchange-traded.
(b)	100 shares per contract.
(c)	Held in connection with purchased options contracts. See (Consolidated) Schedule of Investments for further information.

Summary of Fair Value Disclosure as of September 30, 2025 (Unaudited)

Kensington Defender Fund (the "Fund") has adopted fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or valuation methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of September 30, 2025:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Exchange Traded Funds	$60,021,521	$–	$–	$60,021,521
Private Fund	–	5,754,135	–	5,754,135
Purchased Options	–	595,950	–	595,950
Investments Purchased with Proceeds from Securities Lending(a)	–	–	–	10,153,068
Total Investments	$60,021,521	$6,350,085	$–	$76,524,674

Liabilities:
Investments:
Written Options	$–	$(509,700)	$–	$(509,700)
Total Investments	$–	$(509,700)	$–	$(509,700)

Refer to the Schedule of Investments for further disaggregation of investment categories.

(a)
Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amount of $10,153,068 presented in the table are intended to permit reconciliation of the fair value hierarchy to the amounts listed in the Schedule of Investments.